SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 18, 2004


                            REGIONAL BANKSHARES, INC.




Incorporated under the     Commission File No. 000-32493      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-1108717




                             206 South Fifth Street
                              Hartsville, SC 29551

                             Telephone: 843-383-4333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement


     On November 18, 2004 each of the eleven directors of the Registrant were granted warrants to purchase 10,000 shares of Registrant's common stock for the price of $13.50 per share. The warrants vest equally over a three-year period beginning November 18, 2004 and expire on November 18, 2014.













































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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      REGIONAL BANKSHARES, INC.
                                      (Registrant)


Date: March 28, 2005                  By:    /s/ CURTIS A. TYNER
                                             -----------------------------------
                                             Curtis A. Tyner, President,
                                             Chief Executive Officer and
                                             Chief Financial Officer